SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549


                            FORM 8-K


                          CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
                  of the Securities Act of 1934



        Date of Report (Date of earliest event reported):


                            July 24, 2002


                   NORFOLK SOUTHERN CORPORATION
      (exact name of registrant as specified in its charter)



          Virginia                1-8339          52-1188014
(State or other jurisdiction    (Commission     (IRS Employer
      of incorporation)         File Number)  Identification No.)




      Three Commercial Place, Norfolk, Virginia  23510-9241
             (Address of principal executive offices)



Registrant's telephone number, including area code (757) 629-2680


                            No Change
  (Former name or former address, if changed since last report.)

Item 5.  		Other Events.

     On Tuesday, July 23, 2002, the Registrant issued a Press Release, attached hereto as an exhibit, declaring a quarterly dividend of 7 cents per share on its common stock, payable on September 10, 2002 to stockholders of record on August 2, 2002.


Item 7.(c)	Financial Statements and Exhibits.

Exhibit No.		Exhibit Description

   99			Press Release, issued by the Registrant on Tuesday,
                  July 23, 2002, declaring a quarterly dividend of 7 cents per share on its common stock, payable on
			September 10, 2002 to stockholders of record on August 2, 2002.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     NORFOLK SOUTHERN CORPORATION
                                             (Registrant)


                                    _____________________________
                                        Name:  Dezora M. Martin
                                        Title:  Corporate Secretary

Date:  July 24, 2002

                                  EXHIBIT INDEX



 Exhibit
 Number
 System                       Description


    99			Press Release, issued by the Registrant on
                        Tuesday, July 23, 2002, declaring a quarterly dividend of 7 cents per share on its common
				stock, payable on September 10, 2002 to
				stockholders of record on August 2, 2002.





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